As filed with the Securities and Exchange Commission on April 19, 2002

Registration No. 333-73089

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO.1 TO
REGISTRATION STATEMENT ON FORM S-8
UNDER
THE SECURITIES ACT OF 1933

COUNTRYWIDE CREDIT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization) 4500 Park Granada Calabasas, CA (Address of Principal Executive Offices)	13-2641992 (I.R.S. Employer Identification Number) 91302 (Zip Code)

Countrywide Credit Industries, Inc.
Tax Deferred Savings and Supplemental Investment Plan
(As Amended and Restated Effective May 6, 1996) (as subsequently amended)
(Full title of the Plan)

Sandor E. Samuels, General Counsel
4500 Park Granada
Calabasas, CA 91302
(Name and address of agent for service)

(818) 225-3505
(Telephone Number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Number of shares to be registered	Proposed maximum offering price per share

Common Stock, $.05 par value per share[1]	1,000,000 shares	$n/a

Proposed maximum aggregate offering price[2] $ 3,821,875.00	Amount of Registration Fee $10,625.00

EXPLANATORY NOTE

        This Post-Effective Amendment No. 1 to Registration Statement on Form S-8 contains two footnotes and an additional note in the above section entitled “Calculation of Registration Fee.” Due to a transmission error, the footnotes and the additional note were inadvertently omitted from the original filing of the Registration Statement on March 1, 1999.

        Countrywide Credit Industries, Inc. already paid the Registration Fee in connection with the filing of the Registration Statement on March 1, 1999. The “Calculation of Registration Fee” section has been re-disclosed for the limited purpose of illustrating the text to which the footnotes and additional note apply.

PART I

INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. Plan Information*

ITEM 2. Registrant Information and Employee Plan Annual Information*

*The document(s) containing the employee benefit plan information required by ITEM 1 of Form S-8 and the statement of availability of information regarding Countrywide Credit Industries, Inc. (the “Company”) and any other information required by ITEM 2 of Form S-8 will be sent or given to employees as specified by Rule 428 under the Securities Act of 1933, as amended (the “Securities Act”). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The Company shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Company shall furnish to the Securities and Exchange Commission (the “Commission”) or its staff a copy or copies of all of the documents included in such file.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Certain Documents by Reference

The following documents previously filed by Countrywide Credit Industries, Inc. (the “Company”) with the Commission are hereby incorporated by reference:

  The Company's Annual Report on Form 10-K for the ten-month period ended December 31, 2001;
  The Company's Current Report on Form 8-K dated March 6, 2002; and
  The description of the Common Stock contained in the Company's Registration Statement on Form 8-A, filed with the Commission on November 24, 1982.

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the date of this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and prior to the filing of any other post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 and to be a part hereof from the date of filing of such document (each such document, an “Incorporated Document”). Any statement contained herein or in an Incorporated Document deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

Item 8. Exhibits

The Company has previously submitted the Countrywide Credit Industries, Inc. Tax Deferred Savings and Supplemental Investment Plan (the “Plan”) to the Internal Revenue Service (the “IRS”) in a timely manner and has made all changes required by the IRS to qualify the Plan, and the Company hereby undertakes to continue to submit the Plan and each amendment thereto to the IRS in a timely manner and will make all changes required to qualify the Plan.

4.1                  Countrywide  Credit  Industries,  Inc. Tax Deferred  Savings and  Supplemental  Investment  Plan
                     (incorporated  by  reference  to Exhibit  4.1 to  Countrywide  Credit  Industries'  Registration
                     Statement on Form S-8 dated March 1, 1999)

4.1.1                Amendment  One  Countrywide  Credit  Industries,  Inc.  Tax  Deferred  Savings and  Supplemental
                     Investment Plan  (incorporated by reference to Exhibit 4.1.1 to Countrywide  Credit  Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.1.2                Amendment  Two  Countrywide  Credit  Industries,  Inc.  Tax  Deferred  Savings and  Supplemental
                     Investment Plan  (incorporated by reference to Exhibit 4.1.2 to Countrywide  Credit  Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.1.3                Amendment Three Countrywide Credit Industries, Inc. Tax Deferred Savings and Supplemental
                     Investment Plan (incorporated by reference to Exhibit 4.1.3 to Countrywide Credit Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.2                  Specimen Certificate of Countrywide Credit Industries' Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
                     1987)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
                     Quarterly Report on Form 10-Q dated August 31, 1987)

4.4                  Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q dated
                     August 31, 1987)

4.4.1                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
                     reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
                     Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
                     October 31, 2001)

4.4.2                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.5                  Bylaws of Countrywide Credit Industries, as amended and restated (incorporated by reference to
                     Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 29, 2000).

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
                     on Form 10-Q dated August 31, 2000).

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
                     Credit Industries' Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Company and The
                     Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1                  Opinion of Sandor E. Samuels, General Counsel of the Company as to the legality of securities being registered (incorporated by reference to Exhibit 5.1 to Countrywide Credit Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

23.1*                Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2                 Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1*                Power of Attorney (included on signature pages filed herewith)

*   Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Countrywide Credit Industries, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on the __ day of April, 2002.

COUNTRYWIDE CREDIT INDUSTRIES, INC. By: /S/ ANGELO R. MOZILO Angelo R. Mozilo Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Angelo R. Mozilo, Stanford L. Kurland, Thomas K. McLaughlin and Sandor E. Samuels, and each of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and any registration statement related to the offering contemplated by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    Signature                                         Title                              Date
                    ---------                                         -----                              ----
              /S/ ANGELO R. MOZILO                     Chairman of the Board of                   April __, 2001
--------------------------------------------------
                Angelo R. Mozilo                       Directors, Chief Executive Officer
                                                       and President (Principal Executive
                                                       Officer); Director

            /S/ THOMAS K. MCLAUGHLIN                   Senior Managing Director and               April __, 2001
--------------------------------------------------
              Thomas K. McLaughlin                     Chief Financial Officer (Principal
                                                       Financial and Accounting Officer)
              /S/ HENRY G. CISNEROS                    Director                                   April __, 2001
--------------------------------------------------
                Henry G. Cisneros
--------------------------------------------------
            /S/ JEFFREY M. CUNNINGHAM                  Director                                   April __, 2001
--------------------------------------------------
              Jeffrey M. Cunningham

              /S/ ROBERT J. DONATO                     Director                                   April __, 2001
--------------------------------------------------
                Robert J. Donato
            /S/ MICHAEL E. DOUGHERTY                   Director                                   April __, 2001
--------------------------------------------------
              Michael E. Dougherty
                 /S/ BEN M. ENIS                       Director                                   April __, 2001
--------------------------------------------------
                   Ben M. Enis
                /S/ EDWIN HELLER                       Director                                   April __, 2001
--------------------------------------------------
                  Edwin Heller
           /S/ GWENDOLYN STEWART KING                  Director                                   April __, 2001
--------------------------------------------------
             Gwendolyn Stewart King
--------------------------------------------------
             /S/ STANFORD L KURLAND                    Executive Managing Director                April __, 2001
--------------------------------------------------
               Stanford L. Kurland                     and Chief Operating Officer;
                                                       Director

             /S/ OSCAR P. ROBERTSON                    Director                                   April __, 2001
--------------------------------------------------
               Oscar P. Robertson

              /S/ HARLEY W. SNYDER                     Director                                   April __, 2001
--------------------------------------------------
                Harley W. Snyder

EXHIBIT INDEX

Exhibit
Number               Description
--------------------------------

4.1                  Countrywide  Credit  Industries,  Inc. Tax Deferred  Savings and  Supplemental  Investment  Plan
                     (incorporated  by  reference  to Exhibit  4.1 to  Countrywide  Credit  Industries'  Registration
                     Statement on Form S-8 dated March 1, 1999)

4.1.1                Amendment  One  Countrywide  Credit  Industries,  Inc.  Tax  Deferred  Savings and  Supplemental
                     Investment Plan  (incorporated by reference to Exhibit 4.1.1 to Countrywide  Credit  Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.1.2                Amendment  Two  Countrywide  Credit  Industries,  Inc.  Tax  Deferred  Savings and  Supplemental
                     Investment Plan  (incorporated by reference to Exhibit 4.1.2 to Countrywide  Credit  Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.1.3                Amendment Three Countrywide Credit Industries, Inc. Tax Deferred Savings and Supplemental
                     Investment Plan (incorporated by reference to Exhibit 4.1.3 to Countrywide Credit Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

4.2                  Specimen Certificate of Countrywide Credit Industries' Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
                     1987)

4.3                  Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
                     Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
                     Quarterly Report on Form 10-Q dated August 31, 1987)

4.4                  Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q dated
                     August 31, 1987)

4.4.1                Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
                     reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
                     Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
                     October 31, 2001)

4.4.2                Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
                     Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.5                  Bylaws of Countrywide Credit Industries, as amended and restated (incorporated by reference to
                     Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.2                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 28, 1998).

4.5.3                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K
                     dated February 29, 2000).

4.5.4                Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
                     (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
                     on Form 10-Q dated August 31, 2000).

4.6                  Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
                     Credit Industries' Form 8-A filed on February 12, 1988)

4.7                  Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
                     Industries and Bank of America NT & SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8                  Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Company and The
                     Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
                     Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9                  Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
                     Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
                     Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1                  Opinion of Sandor E. Samuels, General Counsel of the Company as to the legality of securities being registered (incorporated by reference to Exhibit 5.1 to Countrywide Credit Industries'
                     Registration Statement on Form S-8 dated March 1, 1999)

23.1*                Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2                 Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1*                Power of Attorney (included on signature pages filed herewith)

*   Filed herewith

1 Includes the rights associated with the Common Stock.

2 In accordance with Rule 457(b) under the Securities Act of 1933, the offering price has been calculated on the basis of the average of the high and low prices for the Common Stock as reported by the New York Stock Exchange on February 25, 1999.

Note: In addition, pursuant to Rule 416(c) of the Securities Act of 1933, the registration statement covers an indeterminate amount of interests to be offered or sold pursuant to the Countrywide Credit Industries, Inc.'s Tax Deferred Savings and Supplemental Investment Plan.